                                                                                               Exhibit 21
                           THERMO ELECTRON CORPORATION

                         Subsidiaries of the Registrant


      At February 28, 1999, the Registrant owned the following companies:

                                                                         STATE OR          REGISTRANT'S
                                                                      JURISDICTION OF       PERCENT OF
                               NAME                                    INCORPORATION         OWNERSHIP
----------------------------------------------------------------------------------------------------------

Thermo Coleman Corporation                                               Delaware             87.19**
    Coleman Research Corporation                                          Florida               100
        Coleman Services Incorporated                                    Delaware               100
        Thermo Information Solutions Inc.                                Delaware             79.29**
           Tera Systemes s.a.r.l.                                         France                100
           Thermo Info France S.A.                                        France                100
           Thermo Info UK Limited                                     United Kingdom            100
           Traveller Information Services, Inc.                           Alabama               75
Nicolet Biomedical Inc.                                                 California              100
    Eden Medical Electronics, Inc.                                       Delaware               100
    Grason-Stadler, Inc.                                               Massachusetts            100
    Neuroscience Limited                                              United Kingdom            100
    Nicolet Biomedical Japan Inc.                                          Japan                100
    Nicolet Biomedical Ltd.                                           United Kingdom            100
    Nicolet Biomedical S.A.R.L.                                           France                100
    Nicolet - EME GmbH                                                    Germany               100
    Nicolet Vascular Inc.                                                Delaware               100
        ILS, Inc.                                                        Delaware               100
        IMEX International, Inc.                                         Colorado               100
Peter Brotherhood Holdings Ltd.                                       United Kingdom            100
    Aircogen Ltd.                                                     United Kingdom            80
    Peter Brotherhood Limited                                         United Kingdom            100
        D.S.T. Pattern & Engineering Co. Ltd.                         United Kingdom            100
        Link Control Technology Ltd.                                  United Kingdom            100
        Peter Brotherhood Pension Fund Trustees Ltd.                  United Kingdom            100
        Thermo Electron Realty Limited                                United Kingdom            100
    Thermo Holdings Limited                                           United Kingdom            100
SensorMedics Corporation                                                 Delaware               100
    SensorMedics B.V.                                                   Netherlands             100
    SensorMedics (Deutschland) GmbH                                       Germany               100
    SensorMedics FSC Corporation                                      Virgin Islands            100
Thermo Electron, S.A. de C.V.                                             Mexico                100
The Thermo Electron Companies Inc.                                       Wisconsin              100
    Bear Medical Systems Inc.                                            Delaware               100
    Bird Medical Technologies, Inc.                                     California              100
        Bird International, Inc.                                    U.S. Virgin Islands         100
        Bird Products Corporation                                       California              100
           Bird Life Design Corporation                                 California              100
        Stackhouse, Inc.                                                California              100
    Gulf Precision, Inc.                                                  Arizona               100
        Seeley Enterprises, Inc.                                        New Mexico              100
    ITC Holdings Inc.                                                    Delaware               100
    Loftus Furnace Company                                             Pennsylvania             100



    Medical Data Electronics, Inc.                                         Delaware              100
    Met-Therm, Inc.                                                          Ohio                100
    NAPCO, Inc.                                                           Connecticut            100
    Nicolet Biomedical of California Inc.                                 California             100
    North East Surgical Tool Corp.                                       Massachusetts           100
    North Carbondale Minerals, Inc.                                       California             100
    Overly, Inc.                                                           Wisconsin             100
    Perfection Heat Treating Company                                       Michigan              100
    San Marcos Resource Recovery, Inc.                                    California             100
    Southern Ocean County Resource Recovery, Inc.                         New Jersey             100
    Staten Island Cogeneration Corporation                                 New York              100
    TE Great Lakes Inc.                                                    Michigan              100
    TEC Cogeneration Inc.                                                   Florida              100
        South Florida Cogeneration Associates                               Florida              50*
    TEC Energy Corporation                                                California             100
        North County Resource Recovery  Associates                        California            100*
        (50% of which is owned directly by
         San Marcos Resource Recovery, Inc.)
    Tecomet Inc.                                                         Massachusetts           100
    Thermedics Inc.                                                      Massachusetts         73.98**
        Corpak Inc.                                                      Massachusetts           100
           Walpak Company                                                  Illinois              100
        TV Acquisition Corporation                                         Delaware              100
        TMD Holdings Inc.                                                  Delaware              100
        TMO TCA Holdings, Inc.                                             Delaware              100
        Thermedics Detection Inc.                                        Massachusetts         83.79**
        (additionally, 4.57%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Detection Securities Corporation                              Massachusetts           100
           Orion Research, Inc.                                          Massachusetts           100
               Advanced Sensor Technology                                Massachusetts           100
               Orion Research Limited                                   United Kingdom           100
               Orion Research Puerto Rico, Inc.                            Delaware              100
               Russell pH Limited                                          Scotland              100
           Rutter & Co.                                                   Netherlands            100
               Rutter Instrumentation S.A.R.L.                              France               90
               Systech B.V.                                               Netherlands            50
           ThermedeTec Corporation                                         Delaware              100
               Thermedics Detection de Argentina S.A.                      Argentina             100
               (1% of which shares are owned
               directly by Thermedics Detection Inc.)
               Thermedics Detection de Mexico, S.A. de C.V.                 Mexico               100
               Thermedics Detection GmbH                                    Germany              100
               Thermedics Detection Limited                             United Kingdom           100
               Thermedics Detection Scandinavia AS                          Norway               100


                                       2

        Thermo Sentron Inc.                                                Delaware            74.25**
        (additionally, 12.00%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Allen Coding Systems Limited                                 United Kingdom           100
               Allen Coding Corporation                                    Delaware              100
           Goring Kerr Limited                                          United Kingdom           100
               Best Checkweighers Limited                               United Kingdom           100
               Intertest (UK) Limited                                   United Kingdom           100
           Goring Kerr Detection Limited                                United Kingdom           100
               Graseby Goring Kerr (NZ) Limited                           New Zealand            100
               Graseby Goring Kerr Canada Inc.                              Ontario              100
               Graseby Product Monitoring GmbH                              Germany              100
           Goring Kerr Inc.                                                New York              100
           Ramsey France S.A.R.L.                                           France               100
           Ramsey Ingenieros S.A.                                            Spain               100
           Ramsey Italia S.R.L.                                              Italy               100
               Tecno Europa Elettromeccanica S.R.L.                          Italy               100
           Ramsey Technology Inc.                                        Massachusetts           100
               Xuzhou Ramsey Technology Development Co., Limited             China               50*
           Thermo Sentron Australia Pty. Ltd..                             Australia             100
           Thermo Sentron B.V.                                            Netherlands            100
           Thermo Sentron Canada Inc.                                       Canada               100
           Thermo Sentron GmbH                                              Germany              100
           Thermo Sentron Limited                                       United Kingdom           100
               Hitech Electrocontrols Limited                           United Kingdom           100
                  Hitech Licenses Ltd.                                  United Kingdom           100
                  Hitech Metal Detectors Ltd.                           United Kingdom           100
               Westerland Engineering Ltd.                              United Kingdom           100
           Thermo Sentron SEC Corporation                                Massachusetts           l00
           Thermo Sentron (South Africa) Pty. Ltd.                       South Africa            100
        TMD Securities Corporation                                       Massachusetts           100
           Thermo Cardiosystems Inc.                                     Massachusetts         60.05**
           (additionally, 0.21%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               International Technidyne Corporation                        Delaware              100
                  International Technidyne Corporation Limited          United Kingdom           100
               Nimbus Inc.                                               Massachusetts           100
               TCA Securities Corporation                                Massachusetts           100
           Thermo Voltek Corp.                                             Delaware            66.45**
           (additionally, 2.74%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               Thermo Voltek Europe B.V.                                  Netherlands            100
                  Comtest Instrumentation, B.V.                           Netherlands            100
                  Comtest Italia S.R.L.                                      Italy               100
                  Comtest Limited                                       United Kingdom           100
                      Milmega Limited                                   United Kingdom           100
               TVL Securities Corporation                                  Delaware              100
               UVC Realty Corp.                                            New York              100
    Thermo Administrative Services Corporation                             Delaware              100


                                       3

    Thermo Amex Management Company Inc.                                    Delaware              100
        Thermo Amex Finance, L.P.                                          Delaware              99*
           Thermo Amex Convertible Growth Fund I., L.P.                    Delaware              99*
    Thermo Ecotek Corporation                                              Delaware            93.77**
        Central Valley Fuels Management Inc.                               Delaware              100
        Delano Energy Company Inc.                                         Delaware              100
        Eco Fuels Inc.                                                      Wyoming              100
        EuroEnergy Group, B.V.                                               Italy               50*
        Independent Power Services Corporation                              Nevada               100
        KFP Operating Company, Inc.                                        Delaware              100
        Lake Worth Generation LLC                                          Delaware              100
        Mountainview Power Company                                         Delaware              100
        Riverside Canal Power Company                                     California             100
        SFS Corporation                                                  New Hampshire           100
        Star/RESC LLC                                                        Texas               75
        TCK Fuels Inc.                                                     Delaware              100
           KFx Fuel Partners, L.P.                                         Delaware              95*
           (2% of which is owned
           directly by Eco Fuels Inc.)
        TES Securities Corporation                                         Delaware              100
        Thermendota, Inc.                                                 California             100
           Mendota Biomass Power, Ltd.                                    California             100
               MBPL Agriwaste Corporation                                 California             100
        Thermo Ecotek International Holdings Inc.                       Cayman Islands           100
           Thermo Ecotek Europe Holdings B.V.                             Netherlands            100
               EMD Ventures B.V.                                          Netherlands            65*
                  ECS sro                                               Czech Republic           50*
                  EMD Pribram sro                                       Czech Republic           50*
               EuroEnergy Group B.V.                                      Netherlands            50*
           Thermo EuroVentures sro                                      Czech Republic           100
        Thermo Ecotek International Inc.                                Cayman Islands           100
           TCK Cogeneration Dominicana Inc.                             Cayman Islands           100
           (1% of which shares are owned directly by Thermo Ecotek International
           Holdings Inc.)
           TCK Dominicana Holdings Inc.                                 Cayman Islands           100
           (1% of which shares are owned directly by
           Thermo Ecotek International Holdings Inc.)
        Thermo Electron of Maine, Inc.                                       Maine               100
           Gorbell/Thermo Electron Power Company                             Maine               80*
        Thermo Electron of New Hampshire, Inc.                           New Hampshire           100
           Hemphill Power and Light Company                              New Hampshire           66*
        Thermo Electron of Whitefield, Inc.                              New Hampshire           100
           Whitefield Power and Light Company                            New Hampshire          100*
           (39% of which is owned
           directly by SFS Corporation)
        Star Natural Gas Company                                           Delaware              95
        Thermo Fuels Company, Inc.                                        California             100
        Thermo Trilogy Corporation                                         Delaware            80.03**
           Thermo Trilogy International Holdings, Inc.                  Cayman Islands           100


                                       4

               AgriSense-BCS, Ltd.                                      United Kingdom           100
               P J Margo Pvt. Ltd.                                           India               50*
        Ulna Incorporated                                                 California             100
        Woodland Biomass Power, Inc.                                      California             100
           Woodland Biomass Power, Ltd.                                   California            100*
           (.1% of which is owned directly
           by Thermo Ecotek Corporation)
    Thermo Electron Foundation, Inc.                                     Massachusetts           100
    Thermo Electron Metallurgical Services, Inc.                             Texas               100
    Thermo Finance Company B.V.                                           Netherlands            100
    Thermo Fibertek Inc.                                                   Delaware            91.34**
        AES Equipos y Sistemas S.A. de C.V.                                 Mexico               100
        Fibertek Construction Company, Inc.                                  Maine               100
        Thermo AES Canada Inc.                                              Canada               100
        Thermo Black Clawson Inc.                                          Delaware              100
           Thermo Black Clawson (China)                                      China               100
        Thermo Black Clawson S.A.                                           France               100
        Thermo Fibertek Holdings Limited                                United Kingdom           100
           Thermo Black Clawson Limited                                 United Kingdom           100
           Thermo Fibertek U.K. Limited                                 United Kingdom           100
               Vickerys Holdings Limited                                United Kingdom           100
                  Vickerys Limited                                      United Kingdom           100
                      Winterburn Limited                                United Kingdom           100
        Thermo Web Systems, Inc.                                         Massachusetts           100
           Fiberprep Inc.                                                  Delaware              95
           (31.05% of which shares are owned
           directly by E. & M. Lamort, S.A.)
               Fiberprep Securities Corporation                            Delaware              100
        Thermo Fibergen Inc.                                               Delaware            70.81**
        (additionally, 1.81%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Fibergen Securities Corporation                               Massachusetts           100
           GranTek Inc.                                                    Wisconsin             100
        TMO Lamort Holdings Inc.                                           Delaware              100
           E. & M. Lamort, S.A.                                             France               100
               Lamort Black-Clawson Industrial Ltda.                        Brazil               70
               Lamort GmbH                                                  Germany              100
               Lamort Iberia S.A.                                            Spain               100
               Lamort Italia S.R.L.                                          Italy               100
               Lamort Paper Services Ltd.                               United Kingdom           100
               Nordiska Lamort Lodding AB                                   Sweden               100
    Thermo Instrument Systems Inc.                                         Delaware            85.40**
        Analytical Instrument Development, Inc.                          Pennsylvania            100
        Eberline Instrument Company Limited                             United Kingdom           100
        Eberline Instrument Corporation                                   New Mexico             100
        Epsilon Industrial Inc.                                              Texas               100
        ESM Eberline Instruments Strahlen - und Umweltmesstechnik           Germany              100
        GmbH


                                       5

        Fisons Instruments Vertriebs GmbH                                   Germany              100
        Gas Tech Inc.                                                     California             100
           Gas Tech Australia, Pty. Ltd.                                   Australia             50*
           Gas Tech Partnership                                           California             50*
           Gastech Instruments Canada Ltd.                                  Canada               100
        Life Sciences International Limited                             United Kingdom           100
           Comdata Services Limited                                         England              100
               Lipshaw Limited                                              England              100
               Luckham Limited                                              England              100
               Phicom Limited                                               England              100
               Shandon Scientific Limited                                   England              100
               Southions Investments Limited                                England              100
               Sungei Puntar Rubber Estate Limited                          England              100
               Westions Limited                                             England              100
               Whale Scientific Limited                                     England              100
           Helmet Securities Limited                                        England              100
               Life Sciences International GmbH                             Germany              100
               Life Sciences International Kft                              Hungary              100
               Life Sciences International, Inc.                         Pennsylvania            100
                  LSI (US) Inc.                                            Delaware              100
               LSI North America Service Inc.                              Delaware              100
               Life Sciences International Holdings BV                    Netherlands            100
                  Life Sciences International (Poland) SP z O.O             Poland               100
           Angila Scientific Instruments Limited                            England              100
           Britlowes Limited                                                England              100
           Commendstar Limited                                              England              100
           Consumer & Video Holdings Limited                                England              100
               Video Communications Limited                                 England              100
           Greensecure Projects Limited                                     England              100
           Labsystems Europe GA                                              Spain               100
           Labsystems Ges mbH                                               Austria              100
           Omnigene Limited                                                 England             58.50
           Shandon Southern Instruments Limited                             England              100
           Shenbridge Limited                                               England              100
           Southern Instruments Holdings Limited                            England              100
        Metrika Systems Corporation                                        Delaware            67.49**
        (additionally, 8.11%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Radiometrie RM GmbH                                              Germany              100
           Eberline Radiometrie S.A.                                        France               100
           Gamma-Metrics                                                  California             100
           MF Physics Corporation                                          Delaware              100
           Radiometrie Corporation                                         Delaware              100
               DMC Mess & Regeltechnik GmbH                                 Germany              100
           Radiometrie U.S.A., Inc.                                       California             100
           Radiometrie Limited                                          United Kingdom           100
        National Nuclear Corporation                                      California             100


                                       6

           Thermo Nucleonics LLC                                           Delaware              51
           (additionally, 49% of the shares are owned
           directly by TBA Nucleonics Holding Corporation)
        ONIX Systems Inc.                                                  Delaware            80.31**
        (additionally, 0.73%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Brandt Instruments, Inc.                                        Delaware              100
           CAC Inc.                                                        Delaware              100
               Flow Automation Inc.                                          Texas               100
               Lots 82 and 83, Inc.                                        Louisiana             100
               Mid-South Power Systems, Inc.                               Louisiana             100
               Mid-South Controls & Services, Inc.                         Louisiana             100
               Thermo Instrument Controls de Mexico, S.A. de C.V.           Mexico               100
               (1% of which shares are owned directly
               by ONIX Systems Inc.)
           ONIX Process Analysis Inc.                                        Texas               100
           OnIX Holdings Limited                                            England              100
               CAC UK Limited                                          England and Wales         100
               ONIX Measurement Limited                                England and Wales         100
                  Peek Environmental Limited                           England and Wales         100
                  Sarasota Data Products Limited                       England and Wales         100
                  Sarasota Instrumentation Limited                     England and Wales         100
               VG Gas Analysis Limited                                 England and Wales         100
           Polysonics, Inc.                                                  Texas               100
           TN Spectrace Europe B.V.                                       Netherlands            100
           TN Technologies Inc.                                              Texas               100
               Kay-Ray/Sensall, Inc.                                       Delaware              100
               TN Technologies Canada Inc.                                  Canada               100
           Westronics Inc.                                                   Texas               100
        Optek-Nicolet Holdings Inc.                                        Wisconsin             100
           Thermo Optek Corporation                                        Delaware            92.70**
           (additionally, 2.01%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               Diametrix Detectors, Inc.                                   Delaware              100
               FI Instruments Inc.                                         Delaware              100
               Gebrueder Haake GmbH                                         Germany              100
                  RHEO S.A.                                                 France               100
                  SWO Polymertechnik GmbH                                   Germany              100
               HB Instruments Inc.                                         Delaware              100
               Scintag, Inc.                                              California             100
               Spectronic Instruments, Inc.                                Delaware              100
                  SLM International Inc.                                   Illinois              100
               Thermo Jarrell Ash Corporation                            Massachusetts           100
                  A.R.L. Applied Research Laboratories S.A.               Switzerland            100
                      Fisons Instruments (Proprietary) Limited           South Africa            100
                      Thermo Optek Wissenschaftliche Gerate GesmbH          Austria              100
                  Baird De Brazil Representacoes Ltda.                      Brazil               100


                                       7

                  Beijing Baird Analytical Instrument Technology             China               100
                  Co. Limited
               Cahn Instrument Corporation                                 Wisconsin             100
                  Mattson Instruments Limited                           United Kingdom           100
                  Thermo Optek Limited                                  United Kingdom           100
                      Norlab Instrument of Aberdeen (UK)                United Kingdom           100
                      Thermo Elemental Limited                          United Kingdom           100
                      Unicam Limited                                    United Kingdom           100
                          Unicam Export Limited                         United Kingdom           100
                  Unicam Analytical Technology Netherlands B.V.           Netherlands            100
                  Unicam Italia SpA                                          Italy               100
                  Unicam S.A.                                               Belgium              100
               Thermo Optek Nordic AB                                       Sweden               100
               Nicolet Instrument Corporation                              Wisconsin             100
                  Nicolet Japan K.K.                                         Japan               100
                  Spectra-Tech, Inc.                                       Wisconsin             100
                  Spectra-Tech, Europe Limited                          United Kingdom           100
               Nicolet Instrument GmbH                                      Germany              100
               Optek Securities Corporation                              Massachusetts           100
               Planweld Holding Limited                                 United Kingdom           100
                  Nicolet Instrument Limited                            United Kingdom           100
                      Hilger Analytical Limited                         United Kingdom           100
                  Thermo Electron Limited                               United Kingdom           100
               Thermo Instrument Systems Japan Holdings, Inc.              Delaware              100
                  Nippon Jarrell-Ash Company, Ltd.                           Japan               100
               Thermo Instruments (Canada) Inc.                             Canada               100
                  Fisons Instruments Inc.                                   Canada               100
                  Unicam Analytical Inc.                                    Canada               100
               Thermo Optek France S.A.                                     France               100
               Thermo Optek Holding B.V.                                  Netherlands            100
                  Baird Europe B.V.                                       Netherlands            100
                      Baird France S.A.R.L.                                 France               100
               VG Systems Limited                                       United Kingdom           100
               VG Elemental Limited                                     United Kingdom           100
               Thermo Group B.V.                                          Netherlands            100
               Thermo Optek Materials Analysis (S.E.A.) Pte Limited        Singapore             100
           ThermoSpectra Corporation                                       Delaware            82.45**
           (additionally, 9.73%** of the shares are owned
           directly by The Thermo Electron Companies Inc.)
               Gould Instrument Systems, Inc.                                Ohio                100
               Kevex Instruments Inc.                                      Delaware              100
               Kevex X-Ray Inc.                                            Delaware              100
               Neslab Instruments Europa BV                               Netherlands            100
               Neslab Instruments, Inc.                                  New Hampshire           100
               Neslab Instruments Limited                                   England              100
               Nicolet Instrument Technologies Inc.                        Wisconsin             100
               NORAN Instruments Inc.                                      Wisconsin             100
               ThermoMicroscopes Corp.                                    California             100
                  ThermoMicroscopes S.A.                                  Switzerland            100


                                       8

                  PSI Virgin Islands Incorporated                     U.S. Virgin Islands        100
               Sierra Research and Technology, Inc.                        Delaware              100
               ThermoSpectra  B.V.                                        Netherlands            100
                  Nicolet Technologies B.V.                               Netherlands            100
                      Bakker Electronics Limited                        United Kingdom           100
                  NORAN Instruments B.V.                                  Netherlands            100
               ThermoSpectra GmbH                                           Germany              100
                  Gould Nicolet Messtechnik GmbH                            Germany              100
                      NORAN Instruments GmbH                                Germany              100
                  ThermoMicroscopes GmbH                                    Germany              100
               ThermoSpectra Limited                                    United Kingdom           100
                  Nicolet Technologies Ltd.                             United Kingdom           100
               ThermoSpectra S.A.                                           France               100
                  Nicolet Technologies S.A.R.L.                             France               100
        Spectrace Instruments Inc.                                        California             100
        TMO THI Acquisition Corp.                                          Delaware              100
        Thermo Electron Sweden Forvaltning AB                               Sweden               100
        Quest-Finnigan Holdings Inc.                                       Virginia              100
        Quest-TSP Holdings Inc.                                            Delaware              100
           ThermoQuest Corporation                                         Delaware            89.31**
           (43.9%** of which shares are owned
           directly by Quest-Finnigan Holdings Inc.)
           (additionally, 0.31% of the shares are owned directly by The Thermo
           Electron Companies Inc.)
               Denley Instruments Limited                                   England              100
               E-C Apparatus Limited                                        England              100
               Finnigan FT/MS Inc.                                         Delaware              100
               Finnigan Corporation                                        Delaware              100
                  Finnigan Instruments, Inc.                               New York              100
                  Finnigan International Sales, Inc.                      California             100
                  Finnigan MAT China, Inc.                                California             100
                  Finnigan MAT (Delaware), Inc.                            Delaware              100
                  Finnigan MAT Instruments, Inc.                            Nevada               100
                  Finnigan MAT International Sales, Inc.                  California             100
                  Finnigan MAT (Nevada), Inc.                               Nevada               100
                      Finnigan MAT GmbH                                     Germany              100
                          ThermoQuest Analytische Systeme GmbH              Germany              100
                      Finnigan MAT S.R.L.                                    Italy               100
                          Thermo Separation Products S.R.L.                  Italy               100
                      Masslab Limited                                   United Kingdom           100
                      Thermo Instruments Australia Pty. Limited            Australia             100
                      ThermoQuest Ltd.                                  United Kingdom           100
                          Finnigan MAT Ltd.                             United Kingdom           100
                             ThermoQuest AB                                 Sweden               100
                          Thermo Separation Products Ltd.               United Kingdom           100
                  Finnigan Properties, Inc.                               California             100
               Forma Scientific, Inc.                                      Delaware              100
                  Forma Ohio Inc.                                            Ohio                100
                  International Equipment Company                          Delaware              100


                                       9

                      International Equipment Company Limited               England              100
                  Savant Instruments, Inc.                                 New York              100
               Forma Scientific Limited                                     England              100
               Hypersil Inc.                                               Delaware              100
               Hypersil Limited                                             England              100
               Life Sciences International (Hong Kong) Limited             Hong Kong             100
               Life Sciences International, Inc.                         Pennsylvania            100
               Life Sciences (Europe) Limited                               England              100
                  Life Sciences International (UK) Limited                  England              100
                      Kenbury Limited                                       England              100
               Savant Instruments Limited                                   England              100
               ThermoQuest B.V.                                           Netherlands            100
                  Thermo Separation Products B.V.                         Netherlands            100
                      Thermo Separation Products B.V. B.A.                  Belgium              100
               ThermoQuest France S.A.                                      France               100
                  Finnigan Automass S.A.                                    France               100
                  Finnigan MAT S.A.R.L.                                     France               100
                  Thermo Separation Products S.A.                           France               100
               ThermoQuest Italia S.p.A.                                     Italy               100
               ThermoQuest Spain S.A.                                        Spain               100
               ThermoQuest Wissenschaftliche Gerate GmbH                    Austria              100
               Thermo Separation Products AG                              Switzerland            100
               Thermo Separation Products Inc.                             Delaware              100
               ThermoQuest K.K.                                              Japan               100
        RealFlex Systems Inc.                                                Texas               100
        SID Instruments Inc.                                               Delaware              100
           FI S.A.                                                          France               100
           Fisons Instruments BV                                          Netherlands            100
           Fisons Instruments NV                                            Belgium              100
           Fisons Instruments K.K.                                           Japan               100
           NK Instruments Inc.                                             Delaware              100
           Thermo Capillary Electrophoresis Inc.                           Delaware              100
           Thermo Haake Ltd.                                            United Kingdom           100
           Thermo Haake (U.K.) Limited                                  United Kingdom           100
           Thermo Instrumentos Cientificos S.A.                              Spain               100
        Tera Systemes
        Thermo BioAnalysis Corporation                                     Delaware            61.98**
        (4.1%** of which shares are owned directly by
        Quest-TSP Holdings Inc. and 1.8% of which shares
        are owned directly by Quest-Finnigan Holdings Inc.
        Additionally, 21.75%** of the shares are owned directly by
        The Thermo Electron Companies Inc.)
           BioStar, Inc.                                                   Delaware              100
           Data Medical Associates, Inc.                                     Texas               100
               DMA Latinoamerica S.A. de C.V.                               Mexico               50
           Denley Instruments Inc.                                      North Carolina           100
           Fastighets AB Skrubba                                            Sweden               100
           Dynex Technologies spol. s.r.o.                              Czech Republic           100
           DYNEX Technologies (Asia) Inc.                                  Delaware              100


                                       10

           DYNEX Technologies Inc.                                         Virginia              100
               DYNEX Technologies GmbH                                      Germany              100
           Hybaid Limited                                                   England              100
               Hybaid BV                                                  Netherlands            100
           Thermo Labsystems B.V.                                         Netherlands            100
           Labsystems Inc.                                                 Delaware              100
           Thermo BioAnalysis Japan K.K.                                     Japan               100
           Labsystems OY                                                    Finland              100
               Biosystems OY                                                Finland              100
               Labsystems (Hong Kong) Limited                              Hong Kong             99
               Life Sciences International (Hong Kong) Limited             Hong Kong             99
               Labsystems BTD                                                China              32.50
               Labsystems LHD                                                China               100
               Labsystems Lenpipette                                        Russia               95
               Labsystems Pakistan (Private) Ltd                           Pakistan             33.50
           Labsystems Sweden AB                                             Sweden               100
           Labsystems (UK) Limited                                          England              100
           Life Sciences International SNC                                  France               100
               Shandon SA                                                   France               100
               Shandon (France) SA                                          France               100
           Shandon Scientific Limited                                   United Kingdom           100
               Anglia Scientific Instruments Limited                    United Kingdom           100
               Shandon Southern Instruments Limited                     United Kingdom           100
               Life Sciences International (Benelux) B.V.                 Netherlands            100
           Shandon Inc.                                                  Pennsylvania            100
               E-C Apparatus Corporation                                    Florida              100
               Whale Scientific Corporation                                Colorado              100
               ALKO Diagnostic Corporation                               Massachusetts           100
           TBA Nucleonics Holding Corporation                              Delaware              100
             Thermo Nucleonics LLC                                         Delaware              49
           TBA Securities Corporation                                    Massachusetts           100
           Shandon GmbH                                                     Germany              100
           Thermo BioAnalysis GmbH                                          Germany              100
               Hybaid GmbH                                                  Germany              100
                  Angewandte Gentechnologie Systems GmbH                    Germany              100
               Labsystems GmbH                                              Germany              100
               Thermo LabSystems Vertriebs GmbH                             Germany              100
           Thermo BioAnalysis (Guernsey) Ltd.                           Channel Islands          100
           Thermo BioAnalysis Holdings, Limited                         United Kingdom           100
               Thermo Fast U.K. Limited                                 United Kingdom           100
               Dynex Technologies Limited                               United Kingdom           100
               Thermo BioAnalysis Limited                               United Kingdom           100
               Thermo LabSystems Limited                                United Kingdom           100
           Thermo BioAnalysis S.A.                                          France               100
               Thermo LabSystems S.A.R.L.                                   France               100
               Labsystems S.A.R.L.                                          France               100
           Thermo LabSystems (Australia) Pty Limited                       Australia             100
           Thermo LabSystems Inc.                                        Massachusetts           100
           BioAnalysis LabSystems, S.A.                                     Spain                100
           Trace Scientific Limited                                        Australia             100

                                       11

               Trace BioSciences Ltd.                                      Australia             100
               Trace BioSciences NZ Limited                               New Zealand            99
               Trace America, Inc.                                          Florida              100
               Herbos Dijaganosticka                                        Croatia              50
               Shanghai Long March Chiron Trace Medical Science Co.              China           22
               Ltd.
        Thermo Environmental Instruments Inc.                             California             100
           Andersen Instruments Inc.                                       Delaware              100
               Andersen Instruments Limited                             United Kingdom           100
           MIE Corporation                                               Massachusetts           100
        Thermo Instruments do Brasil Ltda.                                  Brazil               100
        (1% of which shares are owned directly
        by Thermo Jarrell Ash Corporation)
        Van Hengel Holding B.V.                                           Netherlands            100
           Thermo Instrument Systems B.V.                                 Netherlands            100
               Euroglas B.V.                                              Netherlands            100
               Mesure de Traces                                           Netherlands            100
               ThIS Automation B.V.                                       Netherlands            100
               This Analytical B.V.                                       Netherlands            100
               This Gas Analysis B.V.                                     Netherlands
               This Lab Systems B.V.                                      Netherlands            100
               This Scientific B.V.                                       Netherlands            100
           Thermo Instruments GmbH                                          Germany              100
           Thermo Jarrell Ash, S.A.                                          Spain               100
        Thermo Vision Corporation                                          Delaware            78.27**
        (additionally, 1.27%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           CID Technologies Inc.                                           New York              100
           Centro Vision Inc.                                              Delaware              100
           Hilger Crystals Limited                                      United Kingdom           100
           Laser Science, Inc.                                             Delaware              100
           Oriel Instruments Corporation                                   Delaware              100
           Thermo Vision Opticon Corporation                               Delaware              100
    Thermo Power Corporation                                             Massachusetts         78.62**
        NuTemp, Inc.                                                       Illinois              100
        Peek Limited                                                       Scotland              100
           Peek Data Limited                                                England              100
           Peek Group Services Limited                                      England              100
               Dubilier Warminster Limited                                  England              100
               International Resistance Co Limited                          England              100
               Minicircuits Limited                                         England              100
           Peek International Limited                                       England              100
               Peek Corporation                                            Delaware              100
                  Peek Traffic Inc.                                        Delaware              100
                  Peek Traffic Systems Inc.                                Florida               100
                  Saratec Measurement Inc.                                  Florida              100
                  Signal Control Company                                   Delaware              100
                  Signal Maintenance, Inc.                                 Delaware              100
                  StreeterAmet Inc.                                        Delaware              100
                  Peek Traffic USA Inc.                                     Florida              100
               Peek Traffic GmbH                                            Germany              100

                                       12


               Peek International B.V.                                    Netherlands            100
                  Peek Projects BV                                        Netherlands            100
                  Peek Promet doo                                           Croatia              100
                  Peek Traffic A.B.                                         Sweden               100
                  Peek Trafikk AS                                           Norway               100
                      Peek Parking Systems AB                               Sweden               100
                  Peek Trafik a-s                                           Denmark              100
                  Peek Traffic B.V.                                       Netherlands            100
                  Peek Limited                                             Hong Kong             100
                      Peek Trafikk Sendirian Bermad                        Malaysia              100
                      Peek Traffic (Thailand) Limited                      Thailand              100
                      Sichuan Modern Control System Engineering
                      Company Limited                                        China               41*
                  Peek Traffic OY                                           Finland              100
           Peek Investments, Limited                                        England              100
               Dubilier America, Inc.                                      Delaware              100
                  Automatic Connector Inc.                                 New York              100
           Peek Systems Limited                                             England              100
               Sotwell Limited                                              England              100
           Peek Technology Limited                                          England              100
               Peek Traffic Limited                                         England              100
                  GK Instruments Limited                                    England              100
                  Sarasota Traffic Limited                                  England              100
                  Streeteramet Limited                                      England              100
                  Weighwrite Limited                                        England              100
           Radley Services Limited                                          England              100
               Atest Electronics Limited                                    England              100
               Bartsign Limited                                             England              100
               Greenpar Holdings Limited                                    England              100
               Helvetia Automatic Products Limited                          England              100
               Peek Field Services Limited                                  England              100
               Peek Traffic Systems B.V.                                  Netherlands            100
               Radley (1) Limited                                           England              100
               Smartways Limited                                            England              100
           Tollstar Limited                                                 England              100
        Takepine Limited                                                United Kingdom           100
        Tecogen Securities Corporation                                   Massachusetts           100
        ThermoLyte Corporation                                             Delaware             98**
           Optronics, Inc.                                                 Oklahoma              100
    Thermo TerraTech Inc.                                                  Delaware            85.95**
        Holcroft (Canada) Limited                                           Canada               100
        Holcroft Corporation                                               Delaware              100
           Holcroft GmbH                                                    Germany              100
        Metallurgical, Inc.                                                Minnesota             100
           Cal-Doran Metallurgical Services, Inc.                         California             100
        Metal Treating Inc.                                                Wisconsin             100
        Normandeau Associates, Inc.                                      New Hampshire           100
        TMA/Hanford, Inc.                                                 Washington             100

                                       13


        The Randers Killam Group Inc.                                      Delaware            94.81**
        (additionally, 0.99%** of the shares are owned
        directly by Thermo Electron Corporation)
           Clark-Trombley Consulting Engineers, Inc.                       Michigan              100
           Randers Engineering, Inc.                                       Michigan              100
           Randers Engineering of Massachusetts, Inc.                      Michigan              100
           Randers Group Property Corporation                              Michigan              100
           Redeco Incorporated                                             Michigan              100
           Viridian Technology Incorporated                                Michigan              100
           The Killam Group, Inc.                                          Delaware              100
               CarlanKillam Consulting Group, Inc.                          Florida              100
                  CarlanKillam Consulting Group of Alabama, Inc.            Alabama              100
               Thermo Consulting & Design Inc.                             Delaware              100
                  Engineering Technology and Knowledge Corporation         Delaware              100
                      Elson T. Killam Associates, Inc.                    New Jersey             100
                          BAC Killam Inc.                                  New York              100
                             N.H. Bettigole Co., Inc.                      Delaware              100
                             N.H. Bettigole P.A.                          New Jersey             100
                             N.H. Bettigole P.C.                           New York              100
                          CarlanKillam Construction Services, Inc.          Florida              100
                          Duncan, Lagnese and Associates,                Pennsylvania            100
                          Incorporated
                          E3-Killam, Inc.                                  New York              100
                          Killam Associates, Inc.                            Ohio                100
                          Killam Management and Operational               New Jersey             100
                          Services, Inc.
                  Fellows, Read & Associates, Inc.                        New Jersey             100
                  Killam Associates, New England Inc.                      Delaware              100
                      George A. Schock & Associates, Inc.                 New Jersey             100
                      Jennison Engineering, Inc.                            Vermont              100
        Thermo Analytical Inc.                                             Delaware              100
           Skinner & Sherman, Inc.                                       Massachusetts           100
        Thermo EuroTech (Delaware) Inc.                                    Delaware            77.83**
        (additionally, 10.79% of the shares are owned
        directly by The Thermo Electron Companies Inc.)
        Thermo EuroTech N.V.                                              Netherlands
           Thermo EuroTech Ireland Ltd.                                     Ireland              100
                  Green Sunrise Holdings Ltd.                               Ireland              70
                      AutoRod Ltd.                                          Ireland              100
                      Green Sunrise Industries Ltd.                         Ireland              100
                      GreenStar Recycling Ltd.                              Ireland              100
                      Pipe & Drain Services Ltd.                            Ireland              100
                  GreenStar Products Ltd.                                   Ireland              70
               Grond- & Watersaneringstechniek Nederland B.V.             Netherlands            100
               Refining & Trading Holland B.V.                            Netherlands            100

                                       14

        ThermoRetec Corporation                                            Delaware            69.12**
        (additionally, 1.89%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Benchmark Environmental Corporation                            New Mexico             100
           Eberline Holdings Inc.                                          Delaware              100
               Eberline Analytical Corporation                            New Mexico             100
                  Thermo Hanford Inc.                                      Delaware              100
                  TMA/NORCAL Inc.                                         California             100
           ThermoRetec Construction Corporation                            Virginia              100
           ThermoRetec Resource Planning & Management Systems             Connecticut            100
           Corporation
           ThermoRetec Consulting Corporation                              Delaware              100
               GeoWest Golden Inc.                                         Colorado              100
                  GeoWest TriTechnics of Ohio, LLC                         Colorado              100
               Retec North Carolina, Inc.                               North Carolina           100
                  Retec Engineering P.C.                                   New York              100
               RETEC Thermal, Inc.                                         Delaware              100
           Thermo Fluids Inc.                                              Delaware              100
           TPS Technologies Inc.                                            Florida              100
               TPST Soil Recyclers of California Inc.                     California             100
                  California Hydrocarbon, Inc.                              Nevada               100
               TPST Soil Recyclers of Maryland Inc.                        Maryland              100
                  Todds Lane Limited Partnership                           Maryland             100*
                  (1% of which is owned directly
                  by TPS Technologies Inc.)
               TPST Soil Recyclers of New York Inc.                        New York              100
               TPST Soil Recyclers of Oregon Inc.                           Oregon               100
               TPST Soil Recyclers of South Carolina Inc.                  Delaware              100
               TPST Soil Recyclers of Virginia Inc.                        Delaware              100
               TPST Soil Recyclers of Washington Inc.                     Washington             100
           TRI Oak Ridge Inc.                                              Delaware              100
           TRI Oak Ridge LLC                                               Delaware              50
                  (additionally, 50% of the shares are owned
               directly by Coleman Services Incorporated)
           TRUtech L.L.C.                                                  Delaware             47.5*
    Thermo Securities Corporation                                          Delaware              100
    Thermo Technology Ventures Inc.                                          Idaho               100
        Plasma Quench Investment Limited Partnership                       Delaware              60*
    ThermoTrex Corporation                                                 Delaware            63.90**
        ThermoLase Corporation                                             Delaware            71.09**
        (additionally, 8.47%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Creative Beauty Innovations, Inc.                                 Texas
                                                                                            100
           The Greenhouse Spa, Inc.                                      Pennsylvania            100
           ThermoLase England L.L.C.                                       Delaware              50*
               ThermoLase UK Limited                                    United Kingdom           100
           ThermoLase France L.L.C.                                        Delaware            71.05*
               ThermoDess S.A.S.                                            France             71.05*

                                       15

           ThermoLase International L.L.C.                                 Delaware              35*
           ThermoLase Japan L.L.C.                                          Wyoming
                                                                                                 50*
               Thira Japan, Inc.                                             Japan               100
        ThermoTrex East Inc.                                             Massachusetts           100
        Trex Medical Corporation                                           Delaware            70.20**
        (additionally, 6.88%** of the shares are owned
        directly by The Thermo Electron Companies Inc.)
           Bennett X-Ray Corporation                                       New York              100
               Bennett International Corporation                      U.S. Virgin Islands        100
               Eagle X-Ray, Inc.                                           New York              100
               Island X-Ray Incorporated                                   New York              100
           Continental X-Ray Corporation                                   Delaware
                                                                                            100
           Trex Medical France S.A.                                         France               100
               Societe Financiere Trophy S.A.                               France               100
                  Trophy Radiologie S.A.                                    France               100
                      Stephan'X S.A.                                        France               100
                      Trophy Benelux S.A.                                   Belgium              100
                      Trophy Radiologie Italia S.R.L.                        Italy               100
                      Trophy Radiologie Japan Kabushiki Kaisha               Japan               100
                      Trophy Radiologie GmbH (FRG)                          Germany              100
                      P.T. Trophy Rajawali Indonesia                       Indonesia             100
                      Trophy Radiologia Espana SL                            Spain               100
                      Trophy Rontgen Sanayi Anonim Sirketi                  Turkey               100
                      Trophy Radiologie U.K. Ltd.                       United Kingdom           100
                      Trex Trophy Dental Inc.                              Virginia              100
                      Ardet Italia S.R.L.                                    Italy               100
                      SCI Boucher Debard Baudry Guillot                     France               100
           XRE Corporation                                                 Delaware              100
        Trex Communications Corporation                                    Delaware            68.89**
           CCS TrexCom, Inc.                                                Georgia              100
               Computer Communication Specialists UK Ltd                United Kingdom           100
           EMP TrexCom Inc.                                                Delaware              100
           LNR Communications, Inc.                                        Delaware              100
    TMO, Inc.                                                            Massachusetts           100
    TMOI Inc.                                                              Delaware              100
Thermo Biomedical Inc.                                                     Delaware              100
Thermo Digital Technologies Corporation                                    Delaware              100
    Thermo Digital Technologies L.L.C.                                     Delaware              100
Thermo Electron Export Inc.                                                Barbados              100
(equally owned among TMO, TMD, TCA, TCK, TFT, THI, THP, TTT, TVL, TLZ, THS, TBA,
TOC, TMQ and TXM )
Thermo Electron (London) Ltd.                                           United Kingdom           50*
Thermo Finance (UK) Limited                                             United Kingdom           100
Thermo Foundation, Inc.                                                  Massachusetts           100
TMO THI Holdings Inc.                                                      Delaware              100
Thermo Leasing Corporation                                                 Delaware              100
    Thermo Capital Company LLC                                             Delaware              50

* Joint Venture/Partnership                         ** As of January 2, 1999
